Exhibit 99.1

CareTrust REIT Announces Fourth Quarter & Full Year 2024 Operating Results

Conference Call Scheduled for Thursday, February 13, 2025 at 1:00 pm ET
SAN CLEMENTE, Calif., February 12, 2025 (BUSINESS WIRE) -- CareTrust REIT, Inc. (NYSE:CTRE) today reported operating results for the quarter and year ended December 31, 2024, as well as other recent events.
For the quarter, CareTrust REIT reported:
•Investments of $696.5 million at an estimated stabilized yield of 9.9%;
•15.9 million shares sold in a public offering of its common stock for gross proceeds of $507.8 million;
•Upsized its existing revolving credit line to $1.2 billion and extended maturity date to February 2029;
•98.8% of contractual rent and interest collected;
•Net income of $52.1 million and net income per share of $0.29;
•Net Debt to Annualized Normalized Run Rate EBITDA of 0.5x;
•Normalized FFO of $72.9 million and normalized FFO per share of $0.40;
•Normalized FAD of $74.3 million and normalized FAD per share of $0.41;
•A quarterly dividend of $0.29 per share, representing a payout ratio of approximately 71% on normalized FAD; and
•Announced agency upgrade of its unsecured notes to investment grade.
Since quarter end, CareTrust REIT reported:
•Investments totaling approximately $26.8 million at an estimated stabilized yield of 10.6%;
•Investment pipeline of approximately $325 million;
•Entered into a new $750.0 million ATM Program; and
•Cash on hand of approximately $205 million.
CareTrust’s President and Chief Executive Officer, Dave Sedgwick, commented on the Company’s 2024 fourth quarter and full year results. "We finished a record year with a record quarter. Now all eyes are on 2025 and beyond.” Mr. Sedgwick continued, “We continue to position the company to build on the momentum of impactful growth with top-tier operators. Our balance sheet, access to capital, team, partnerships, and opportunities to grow and diversify the portfolio are all in a stronger position than they were twelve months ago.”
Financial Results for Quarter and Year Ended December 31, 2024
Chief Financial Officer, Bill Wagner, reported that, for the fourth quarter, CareTrust reported net income of $52.1 million, or $0.29 per diluted weighted-average common share, normalized FFO of $72.9 million, or $0.40 per diluted weighted-average common share, and normalized FAD of $74.3 million, or $0.41 per diluted weighted-average common share. For the year ended December 31, 2024, CareTrust reported net income of $125.1 million, or $0.80 per diluted weighted-average common share, normalized FFO of $232.9 million, or $1.50 per diluted weighted-average common share, and normalized FAD of $238.8 million, or $1.54 per diluted weighted-average common share.
Liquidity
As of quarter end, CareTrust reported net debt-to-annualized normalized run rate EBITDA of 0.5x, which is below the Company's target leverage range of 4.0x to 5.0x, and a net debt-to-enterprise value of approximately 3.5%. Mr. Wagner stated that, as of today, the Company has no borrowings outstanding on its $1.2 billion revolving credit line, with no scheduled debt maturities prior to 2028. He also disclosed that CareTrust currently has approximately $205 million in cash on hand. During the fourth quarter of 2024, the Company sold 15.9 million shares in a public offering of its common stock at a price of $32.00 per share for gross proceeds of $507.8 million. As of February 12, 2025, the Company had $750.0 million available for future issuances under the ATM Program. "We have plenty of availability under both our ATM Program and revolving credit line which will allow us to fund a replenishing pipeline of accretive investment opportunities," said Mr. Wagner.

Guidance
The Company issued guidance for 2025, with Mr. Wagner projecting on a per-diluted weighted-average common share basis net income of approximately $1.35 to $1.39, normalized FFO of approximately $1.68 to $1.72, and normalized FAD of approximately $1.72 to $1.76. He noted that the 2025 guidance is based on a diluted weighted-average common share count of 187.5 million shares, and assumes the following:
•All investments year-to-date;
•No new investments;
•Dispositions made to date;
•Loan repayments made to date or expected to be made;
•No new dispositions;
•No new debt incurrences or new equity issuances; and
•Estimated 2.5% CPI-based rent escalators under CareTrust's long-term net leases.
Dividend Maintained
During the quarter, CareTrust declared a quarterly dividend of $0.29 per common share. On an annualized basis, the payout ratio was approximately 73% based on fourth quarter 2024 normalized FFO, and 71% based on fourth quarter 2024 normalized FAD.
Conference Call
A conference call will be held on Thursday, February 13, 2025, at 1:00 p.m. Eastern Time (10:00 a.m. Pacific Time), during which CareTrust’s management will discuss fourth quarter and full year 2024 results, recent developments and other matters. The toll-free dial-in number is 1 (800) 715-9871 or toll dial-in number is 1 (646) 307-1963 and the conference ID number is 2243604. To listen to the call online, or to view any financial or other statistical information required by SEC Regulation G, please visit the Investors section of the CareTrust REIT website at http://investor.caretrustreit.com. This call will be recorded, and will be available for replay via the website for 30 days following the call.
About CareTrustTM
CareTrust REIT, Inc. is a self-administered, publicly-traded real estate investment trust engaged in the ownership, acquisition, development and leasing of skilled nursing, seniors housing and other healthcare-related properties. With a nationwide portfolio of long-term net-leased properties, and a growing portfolio of quality operators leasing them, CareTrust REIT is pursuing both external and organic growth opportunities across the United States. More information about CareTrust REIT is available at www.caretrustreit.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
This press release contains, and the related conference call will include, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical statements of fact and statements regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding the following: future financial and financing plans; strategies related to the Company's business and its portfolio, including acquisition opportunities and disposition plans; growth prospects; operating and financial performance; expectations regarding the making of distributions and payment of dividends; and the performance of the Company’s tenants and operators and their respective facilities.
Words such as “anticipate,” “believe,” “could,” “expect,” “estimate,” “intend,” “may,” “plan,” “seek,” “should,” “will,” “would,” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements, though not all forward-looking statements contain these identifying words. The Company’s forward-looking statements are based on management’s current expectations and beliefs, and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although the Company believes that the assumptions underlying these forward-looking statements are reasonable, they are not guarantees and the Company can give no assurance that its expectations will be attained. Factors which could have a material adverse effect on the Company’s operations and future prospects or which could cause actual results to differ materially from expectations include, but are not limited to: (i) the ability and willingness of our tenants and borrowers to meet and/or perform their obligations under the agreements we have entered into with them, including without limitation, their respective obligations to indemnify, defend and hold us harmless from and against various claims, litigation and liabilities; (ii) the risk that we may have to incur additional impairment charges related to our assets held for sale if we are unable to sell such assets at the prices we expect; (iii) the impact of healthcare reform legislation, including minimum staffing level requirements, on the operating results and financial conditions of our tenants and borrowers; (iv) the ability of our tenants and borrowers to comply with applicable laws, rules and regulations in the operation of the properties we lease to them or finance; (v) the ability and willingness of our tenants to renew their leases with us upon their expiration, and the ability to reposition our properties on the same or better terms in the event of nonrenewal or in the event we replace an existing tenant, as well as any obligations, including indemnification obligations, we may incur in connection with the replacement of an existing tenant; (vi) the availability of and the ability to identify (a) tenants who meet our credit and operating standards, and (b) suitable acquisition opportunities and the ability to acquire and lease the respective properties to such tenants on favorable terms; (vii) the ability to generate sufficient cash flows to service our outstanding indebtedness; (viii) access to debt and equity capital markets; (ix) fluctuating interest rates; (x) the impact of public health crises, including significant COVID-19 outbreaks as well as other pandemics or epidemics; (xi) the ability to retain our key management personnel; (xii) the ability to maintain our status as a real estate investment trust (“REIT”); (xiii) changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs; (xiv) other risks inherent in the real estate business, including potential liability relating to environmental matters and illiquidity of real estate investments; and (xv) any additional factors included in our Annual Report on Form 10-K for the year ended December 31, 2024, including in the section entitled “Risk Factors” in Item 1A of such report, as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the SEC.
This press release and the related conference call provides information about the Company's financial results as of and for the quarter and year ended December 31, 2024 and is provided as of the date hereof, unless specifically stated otherwise. The Company expressly disclaims any obligation to update or revise any information in this press release or the related conference call (and replays thereof), including forward-looking statements, whether to reflect any change in the Company’s expectations, any change in events, conditions or circumstances, or otherwise.
As used in this press release or the related conference call, unless the context requires otherwise, references to “CTRE,” "CareTrust," “CareTrust REIT” or the “Company” refer to CareTrust REIT, Inc. and its consolidated subsidiaries. GAAP refers to generally accepted accounting principles in the United States of America.
Contact:
CareTrust REIT, Inc.
(949) 542-3130
ir@caretrustreit.com

CARETRUST REIT, INC.
CONSOLIDATED INCOME STATEMENTS
(in thousands, except per share data)
	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2024	2023	2024	2023
	(Unaudited)
Revenues:
Rental income	$62,199	$53,473	$228,261	$198,599
Interest income from financing receivable	1,009	—	1,009	—
Interest income from other real estate related investments and other income	23,736	6,261	67,016	19,171
Total revenues	86,944	59,734	296,286	217,770
Expenses:
Depreciation and amortization	15,514	13,211	56,831	51,199
Interest expense	5,122	8,266	30,310	40,883
Property taxes	1,946	1,733	7,838	6,170
Impairment of real estate investments	5,353	4,791	42,225	36,301
Transaction costs	1,326	—	1,326	—
Provision for loan losses, net	4,900	—	4,900	—
Property operating expenses	1,322	563	5,714	3,423
General and administrative	9,286	6,507	28,923	21,805
Total expenses	44,769	35,071	178,067	159,781
Other income (loss):
Loss on extinguishment of debt	—	—	(657)	—
Gain (loss) on sale of real estate, net	46	260	(2,208)	2,218
Unrealized gain (loss) on other real estate related investments, net	9,734	1,371	9,045	(6,485)
Total other income (loss)	9,780	1,631	6,180	(4,267)
Net income	51,955	26,294	124,399	53,722
Net loss attributable to noncontrolling interests	(180)	(2)	(681)	(13)
Net income attributable to CareTrust REIT, Inc.	$52,135	$26,296	$125,080	$53,735

Earnings per common share attributable to CareTrust REIT, Inc.:
Basic	$0.29	$0.22	$0.81	$0.50
Diluted	$0.29	$0.22	$0.80	$0.50

Weighted-average number of common shares:
Basic	181,645	121,411	154,795	105,956
Diluted	182,013	121,684	155,167	106,152

Dividends declared per common share	$0.29	$0.28	$1.16	$1.12

CARETRUST REIT, INC.
RECONCILIATIONS OF NET INCOME TO NON-GAAP FINANCIAL MEASURES
(in thousands)
(Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023

Net income attributable to CareTrust REIT, Inc.	$52,135	$26,296	$125,080	$53,735
Depreciation and amortization	15,514	13,211	56,831	51,199
Noncontrolling interests' share of real estate related depreciation and amortization	(837)	—	(837)	—
Interest expense[1]	4,768	8,266	29,025	40,883
Amortization of stock-based compensation	1,461	1,774	6,130	5,153
EBITDA attributable to CareTrust REIT, Inc.	73,041	49,547	216,229	150,970
Write-off of deferred financing costs	354	—	354	—
Impairment of real estate investments	5,353	4,791	42,225	36,301
Provision for loan losses, net	4,900	—	4,900	—
Property operating expenses	1,665	714	6,891	4,095
(Gain) loss on sale of real estate, net	(46)	(260)	2,208	(2,218)
Non-routine transaction costs	1,326	—	1,326	—
Loss on extinguishment of debt	—	—	657	—
Extraordinary incentive plan payment	2,313	—	2,313	—
Unrealized (gain) loss on other real estate related investments, net	(9,734)	(1,371)	(9,045)	6,485
Normalized EBITDA attributable to CareTrust REIT, Inc.	79,172	53,421	$268,058	$195,633
Full impact of quarterly investments[2]	11,027	48
Normalized Run Rate EBITDA attributable to CareTrust REIT, Inc.	$90,199	$53,469

NET DEBT TO ANNUALIZED NORMALIZED RUN RATE EBITDA RECONCILIATION
(in thousands)
(Unaudited)
	Three Months Ended December 31,
	2024	2023
Total debt	$400,000	$600,000
Cash, cash equivalents	(213,822)	(294,448)
Net Debt	$186,178	$305,552
Annualized Normalized Run Rate EBITDA attributable to CareTrust REIT, Inc.[3]	$360,796	$213,876
Net Debt to Annualized Normalized Run Rate EBITDA attributable to CareTrust REIT, Inc.	0.5x	1.4x
[1] Interest Expense excludes the effect of the $75.0 million participation interest outstanding during a portion of 2024 and the write-off of deferred financing fees.
[2] Quarterly adjustments give effect to the investments completed and loans receivable pay downs during the three months ended for the respective period as though such investments and pay downs were completed as of the beginning of the period.
[3] Annualized Normalized Run Rate EBITDA is calculated as Normalized Run Rate EBITDA attributable to CareTrust REIT, Inc. for the quarter multiplied by four (4).

CARETRUST REIT, INC.
RECONCILIATIONS OF NET INCOME TO NON-GAAP FINANCIAL MEASURES (continued)
(in thousands)
(Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023

Net income attributable to CareTrust REIT, Inc.	$52,135	$26,296	$125,080	$53,735
Real estate related depreciation and amortization	15,507	13,206	56,804	51,179
Noncontrolling interests' share of real estate related depreciation and amortization	(837)	—	(837)	—
Impairment of real estate investments	5,353	4,791	42,225	36,301
(Gain) loss on sale of real estate, net	(46)	(260)	2,208	(2,218)
Funds from Operations (FFO) attributable to CareTrust REIT, Inc.	72,112	44,033	225,480	138,997
Write-off of deferred financing costs	354	—	354	—
Provision for loan losses, net	4,900	—	4,900	—
Property operating expenses	1,665	714	6,891	4,095
Non-routine transaction costs	1,326	—	1,326	—
Loss on extinguishment of debt	—	—	657	—
Extraordinary incentive plan payment	2,313	—	2,313	—
Unrealized (gain) loss on other real estate related investments, net	(9,734)	(1,371)	(9,045)	6,485
Normalized FFO attributable to CareTrust REIT, Inc.	$72,936	$43,376	$232,876	$149,577

CARETRUST REIT, INC.
RECONCILIATIONS OF NET INCOME TO NON-GAAP FINANCIAL MEASURES (continued)
(in thousands, except per share data)
(Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023

Net income attributable to CareTrust REIT, Inc.	$52,135	$26,296	$125,080	$53,735
Real estate related depreciation and amortization	15,507	13,206	56,804	51,179
Noncontrolling interests' share of real estate related depreciation and amortization	(837)	—	(837)	—
Amortization of deferred financing fees	619	610	2,461	2,436
Amortization of stock-based compensation	1,461	1,774	6,130	5,153
Straight-line rental income	7	8	28	29
Amortization of lease incentives	13	—	22	—
Noncontrolling interests' share of amortization of lease incentives	(6)	—	(6)	—
Amortization of below market leases	(926)	(384)	(2,885)	(384)
Noncontrolling interests' share of amortization of below market leases	463	—	463	—
Non-cash revenues and expenses	(281)	—	(281)	—
Impairment of real estate investments	5,353	4,791	42,225	36,301
(Gain) loss on sale of real estate, net	(46)	(260)	2,208	(2,218)
Funds Available for Distribution (FAD) attributable to CareTrust REIT, Inc.	73,462	46,041	231,412	146,231
Write-off of deferred financing costs	354	—	354	—
Provision for loan losses, net	4,900	—	4,900	—
Property operating expenses	1,665	714	6,891	4,095
Non-routine transaction costs	1,326	—	1,326	—
Loss on extinguishment of debt	—	—	657	—
Extraordinary incentive plan payment	2,313	—	2,313	—
Unrealized (gain) loss on other real estate related investments, net	(9,734)	(1,371)	(9,045)	6,485
Normalized FAD attributable to CareTrust REIT, Inc.	$74,286	$45,384	$238,808	$156,811

FFO per share attributable to CareTrust REIT, Inc.	$0.40	$0.36	$1.45	$1.31
Normalized FFO per share attributable to CareTrust REIT, Inc.	$0.40	$0.36	$1.50	$1.41

FAD per share attributable to CareTrust REIT, Inc.	$0.40	$0.38	$1.49	$1.38
Normalized FAD per share attributable to CareTrust REIT, Inc.	$0.41	$0.37	$1.54	$1.48

Diluted weighted average shares outstanding [1]	182,222	121,854	155,325	106,264

[1] For the periods presented, the diluted weighted average shares have been calculated using the treasury stock method.

CARETRUST REIT, INC.
CONSOLIDATED INCOME STATEMENTS - 5 QUARTER TREND
(in thousands, except per share data)
(Unaudited)
	Quarter	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended	Ended
	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Revenues:
Rental income	$53,473	$53,502	$55,407	$57,153	$62,199
Interest income from financing receivable	—	—	—	—	1,009
Interest income from other real estate related investments and other income	6,261	9,568	13,484	20,228	23,736
Total revenues	59,734	63,070	68,891	77,381	86,944
Expenses:
Depreciation and amortization	13,211	13,448	13,860	14,009	15,514
Interest expense	8,266	8,228	8,679	8,281	5,122
Property taxes	1,733	1,801	1,976	2,115	1,946
Impairment of real estate investments	4,791	2,744	25,711	8,417	5,353
Transaction costs	—	—	—	—	1,326
Provision for loan losses, net	—	—	—	—	4,900
Property operating expenses	563	660	255	3,477	1,322
General and administrative	6,507	6,838	6,136	6,663	9,286
Total expenses	35,071	33,719	56,617	42,962	44,769
Other income (loss):
Loss on extinguishment of debt	—	—	—	(657)	—
Gain (loss) on sale of real estate, net	260	11	21	(2,286)	46
Unrealized gain (loss) on other real estate related investments, net	1,371	(612)	(1,877)	1,800	9,734
Total other income (loss)	1,631	(601)	(1,856)	(1,143)	9,780
Net income	26,294	28,750	10,418	33,276	51,955
Net (loss) income attributable to noncontrolling interests	(2)	4	(340)	(165)	(180)
Net income attributable to CareTrust REIT, Inc.	$26,296	$28,746	$10,758	$33,441	$52,135

Diluted earnings per share attributable to CareTrust REIT, Inc.	$0.22	$0.22	$0.07	$0.21	$0.29

Diluted weighted average shares outstanding	121,684	133,202	145,258	159,850	182,013

CARETRUST REIT, INC.
RECONCILIATIONS OF NET INCOME TO NON-GAAP FINANCIAL MEASURES - 5 QUARTER TREND
(in thousands)
(Unaudited)
	Quarter	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended	Ended
	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024

Net income attributable to CareTrust REIT, Inc.	$26,296	$28,746	$10,758	$33,441	$52,135
Depreciation and amortization	13,211	13,448	13,860	14,009	15,514
Noncontrolling interests' share of real estate related depreciation and amortization	—	—	—	—	(837)
Interest expense	8,266	8,228	8,222	7,807	4,768
Amortization of stock-based compensation	1,774	2,120	1,406	1,143	1,461
EBITDA attributable to CareTrust REIT, Inc.	49,547	52,542	34,246	56,400	73,041
Write-off of deferred financing costs	—	—	—	—	354
Impairment of real estate investments	4,791	2,744	25,711	8,417	5,353
Provision for loan losses, net	—	—	—	—	4,900
Property operating expenses	714	972	361	3,893	1,665
(Gain) loss on sale of real estate, net	(260)	(11)	(21)	2,286	(46)
Loss on extinguishment of debt	—	—	—	657	—
Non-routine transaction costs	—	—	—	—	1,326
Extraordinary incentive plan payment	—	—	—	—	2,313
Unrealized (gain) loss on other real estate related investments, net	(1,371)	612	1,877	(1,800)	(9,734)
Normalized EBITDA attributable to CareTrust REIT, Inc.	$53,421	$56,859	$62,174	$69,853	$79,172

Net income attributable to CareTrust REIT, Inc.	$26,296	$28,746	$10,758	$33,441	$52,135
Real estate related depreciation and amortization	13,206	13,442	13,853	14,002	15,507
Noncontrolling interests' share of real estate related depreciation and amortization	—	—	—	—	(837)
Impairment of real estate investments	4,791	2,744	25,711	8,417	5,353
(Gain) loss on sale of real estate, net	(260)	(11)	(21)	2,286	(46)
Funds from Operations (FFO) attributable to CareTrust REIT, Inc.	44,033	44,921	50,301	58,146	72,112
Write-off of deferred financing costs	—	—	—	—	354
Provision for loan losses, net	—	—	—	—	4,900
Property operating expenses	714	972	361	3,893	1,665
Non-routine transaction costs	—	—	—	—	1,326
Loss on extinguishment of debt	—	—	—	657	—
Extraordinary incentive plan payment	—	—	—	—	2,313
Unrealized (gain) loss on other real estate related investments, net	(1,371)	612	1,877	(1,800)	(9,734)
Normalized FFO attributable to CareTrust REIT, Inc.	$43,376	$46,505	$52,539	$60,896	$72,936

CARETRUST REIT, INC.
RECONCILIATIONS OF NET INCOME TO NON-GAAP FINANCIAL MEASURES - 5 QUARTER TREND (continued)
(in thousands, except per share data)
(Unaudited)
	Quarter	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended	Ended
	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024

Net income attributable to CareTrust REIT, Inc.	$26,296	$28,746	$10,758	$33,441	$52,135
Real estate related depreciation and amortization	13,206	13,442	13,853	14,002	15,507
Noncontrolling interests' share of real estate related depreciation and amortization	—	—	—	—	(837)
Amortization of deferred financing fees	610	614	614	614	619
Amortization of stock-based compensation	1,774	2,120	1,406	1,143	1,461
Straight-line rental income	8	7	7	7	7
Amortization of lease incentives	—	—	4	5	13
Noncontrolling interests' share of amortization of lease incentives	—	—	—	—	(6)
Amortization of below market leases	(384)	(575)	(575)	(809)	(926)
Noncontrolling interests' share of amortization of below market leases	—	—	—	—	463
Non-cash revenues and expenses	—	—	—	—	(281)
Impairment of real estate investments	4,791	2,744	25,711	8,417	5,353
(Gain) loss on sale of real estate, net	(260)	(11)	(21)	2,286	(46)
Funds Available for Distribution (FAD) attributable to CareTrust REIT, Inc.	46,041	47,087	51,757	59,106	73,462
Write-off of deferred financing costs	—	—	—	—	354
Provision for loan losses, net	—	—	—	—	4,900
Property operating expenses	714	972	361	3,893	1,665
Non-routine transaction costs	—	—	—	—	1,326
Loss on extinguishment of debt	—	—	—	657	—
Extraordinary incentive plan payment	—	—	—	—	2,313
Unrealized (gain) loss on other real estate related investments, net	(1,371)	612	1,877	(1,800)	(9,734)
Normalized FAD attributable to CareTrust REIT, Inc.	$45,384	$48,671	$53,995	$61,856	$74,286

FFO per share attributable to CareTrust REIT, Inc.	$0.36	$0.34	$0.35	$0.36	$0.40
Normalized FFO per share attributable to CareTrust REIT, Inc.	$0.36	$0.35	$0.36	$0.38	$0.40
FAD per share attributable to CareTrust REIT, Inc.	$0.38	$0.35	$0.36	$0.37	$0.40
Normalized FAD per share attributable to CareTrust REIT, Inc.	$0.37	$0.37	$0.37	$0.39	$0.41

Diluted weighted average shares outstanding [1]	121,854	133,328	145,380	160,025	182,222

[1] For the periods presented, the diluted weighted average shares have been calculated using the treasury stock method.

CARETRUST REIT, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)
	December 31, 2024	December 31, 2023
Assets:
Real estate investments, net	$2,226,740	$1,567,119
Financing receivable, at fair value (including accrued interest of $281 as of December 31, 2024)	96,004	—
Other real estate related investments (including accrued interest of $4,725 and $1,727 as of December 31, 2024 and 2023, respectively)	795,203	180,368
Assets held for sale, net	57,261	15,011
Cash and cash equivalents	213,822	294,448
Accounts and other receivables	1,174	395
Prepaid expenses and other assets, net	35,608	23,337
Deferred financing costs, net	11,204	4,160
Total assets	$3,437,016	$2,084,838

Liabilities and Equity:
Senior unsecured notes payable, net	$396,927	$396,039
Senior unsecured term loan, net	—	199,559
Accounts payable, accrued liabilities and deferred rent liabilities	56,318	33,992
Dividends payable	54,388	36,531
Total liabilities	507,633	666,121

Redeemable noncontrolling interest	18,243	—

Equity:
Common stock	1,870	1,300
Additional paid-in capital	3,439,117	1,883,147
Cumulative distributions in excess of earnings	(532,570)	(467,628)
Total stockholders' equity	2,908,417	1,416,819
Noncontrolling interests	2,723	1,898
Total equity	2,911,140	1,418,717
Total liabilities and equity	$3,437,016	$2,084,838

CARETRUST REIT, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
	For the Twelve Months Ended December 31,
	2024	2023
Cash flows from operating activities:
Net income	$124,399	$53,722
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization (including below-market ground leases)	56,932	51,257
Amortization of deferred financing costs	2,816	2,436
Loss on extinguishment of debt	282	—
Unrealized (gain) loss on other real estate related investments, net	(9,045)	6,485
Amortization of stock-based compensation	6,130	5,153
Straight-line rental income	28	29
Amortization of lease incentives	22	—
Amortization of below market leases	(2,885)	(384)
Noncash interest income	(3,279)	(407)
Loss (gain) on sale of real estate, net	2,208	(2,218)
Impairment of real estate investments	42,225	36,301
Provision for loan losses, net	4,900	—
Change in operating assets and liabilities:
Accounts and other receivables	(808)	(9)
Prepaid expenses and other assets, net	(3,719)	(21)
Accounts payable, accrued liabilities and deferred rent liabilities	24,045	2,423
Net cash provided by operating activities	244,251	154,767
Cash flows from investing activities:
Acquisitions of real estate, net of deposits applied	(812,002)	(233,776)
Purchases of equipment, furniture and fixtures and improvements to real estate	(8,054)	(10,976)
Investment in real estate related investments and other loans receivable	(559,188)	(60,319)
Preferred equity investments	(52,000)	(1,782)
Investment in financing receivable	(95,723)	—
Principal payments received on real estate related investments and other loans receivable	4,512	26,525
Escrow deposits for potential acquisitions of real estate	(5,167)	(3,800)
Net proceeds from sales of real estate	13,939	16,313
Net cash used in investing activities	(1,513,683)	(267,815)
Cash flows from financing activities:
Proceeds from the issuance of common stock, net	1,552,894	634,446
Proceeds from the secured borrowing	75,000	—
Borrowings under unsecured revolving credit facility	—	185,000
Payments on unsecured revolving credit facility	—	(310,000)
Payments on senior unsecured term loan	(200,000)	—
Payment on secured borrowing	(75,000)	—
Payments on extinguishment of debt and deferred financing costs	(9,188)	(68)
Net-settle adjustment on restricted stock	(2,484)	(1,479)
Dividends paid on common stock	(172,165)	(115,492)
Contributions from noncontrolling interests	19,818	1,952
Distributions to noncontrolling interests	(69)	(41)
Net cash provided by financing activities	1,188,806	394,318
Net (decrease) increase in cash and cash equivalents	(80,626)	281,270
Cash and cash equivalents as of the beginning of period	294,448	13,178
Cash and cash equivalents as of the end of period	$213,822	$294,448

CARETRUST REIT, INC.
DEBT SUMMARY
(dollars in thousands)
(Unaudited)

					December 31, 2024
	Interest		Maturity			% of	Deferred		Net Carrying
Debt	Rate		Date		Principal	Principal	Loan Costs		Value

Fixed Rate Debt

Senior unsecured notes payable	3.875%		2028		$400,000	100.0%	$(3,073)		$396,927
Floating Rate Debt

Unsecured revolving credit facility	—%	[1]	2029	[2]	—	—%	—	[3]	—

Total Debt	3.875%				$400,000	100.0%	$(3,073)		$396,927

[1] Funds can be borrowed at applicable SOFR plus 1.05% to 1.55% or at the Base Rate (as defined) plus 0.05% to 0.55%.
[2] Maturity date does not assume exercise of two 6-month extension options.
[3] Deferred financing fees are not shown net for the unsecured revolving credit facility and are included in assets on the balance sheet.

CARETRUST REIT, INC.
RECONCILIATIONS OF NET INCOME TO NON-GAAP FINANCIAL MEASURES
(shares in thousands)
(Unaudited)

2025 Guidance

	Full Year 2025 Guidance[1]
	Low	High
Net income attributable to CareTrust REIT, Inc.	$1.35	$1.39
Real estate related depreciation and amortization	0.38	0.38
Noncontrolling interests' share of real estate related depreciation and amortization	(0.05)	(0.05)
(Gain) loss on sale of real estate	(0.02)	(0.02)
Funds from Operations (FFO) attributable to CareTrust REIT, Inc.	1.66	1.70
Amortization of extraordinary stock grants	0.02	0.02
Normalized FFO attributable to CareTrust REIT, Inc.	$1.68	$1.72

Net income attributable to CareTrust REIT, Inc.	$1.35	$1.39
Real estate related depreciation and amortization	0.38	0.38
Noncontrolling interests' share of real estate related depreciation and amortization	(0.05)	(0.05)
Amortization of deferred financing fees	0.02	0.02
Amortization of stock-based compensation	0.04	0.04
Amortization of extraordinary stock grants	0.02	0.02
Straight-line rental income	—	—
Amortization of below market leases	(0.02)	(0.02)
Noncontrolling interests' share of amortization of below market leases	0.01	0.01
Noncash revenues related to financing receivable	(0.01)	(0.01)
Amortization of lease incentives	—	—
Noncontrolling interests' share of amortization of lease incentives	—	—
(Gain) loss on sale of real estate	(0.02)	(0.02)
Funds Available for Distribution (FAD) attributable to CareTrust REIT, Inc.	1.72	1.76
Normalized FAD attributable to CareTrust REIT, Inc.	$1.72	$1.76
Weighted average shares outstanding:
Diluted	187,518	187,518

[1]This guidance assumes and includes (i) all investments, dispositions and expected loan repayments made to date or expected to be made, (ii) no new investments, dispositions, new loans or loan repayments, (iii) no new debt incurrences or new equity issuances, and (iv) estimated 2.5% CPI-based rent escalators under CareTrust's long-term net leases.

Non-GAAP Financial Measures
EBITDA attributable to CareTrust REIT, Inc. represents net income (loss) attributable to CareTrust REIT, Inc. before interest expense (including amortization of deferred financing costs), amortization of stock-based compensation, and depreciation and amortization. Normalized EBITDA attributable to CareTrust REIT, Inc. represents EBITDA attributable to CareTrust REIT, Inc. as further adjusted to eliminate the impact of certain items that the Company does not consider indicative of core operating performance, such as recovery of previously reversed rent, lease termination revenue, property operating expenses, gains or losses from dispositions of real estate, real estate impairment charges, provision for loan losses, non-routine transaction costs, loss on extinguishment of debt, extraordinary incentive plan payment, write-off of deferred financing costs, unrealized loss on other real estate related investments and provision for doubtful accounts and lease restructuring, as applicable. EBITDA attributable to CareTrust REIT, Inc. and Normalized EBITDA attributable to CareTrust REIT, Inc. do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. EBITDA attributable to CareTrust REIT, Inc. and Normalized EBITDA attributable to CareTrust REIT, Inc. do not purport to be indicative of cash available to fund future cash requirements, including the Company’s ability to fund capital expenditures or make payments on its indebtedness. Further, the Company’s computation of EBITDA and Normalized EBITDA may not be comparable to EBITDA and Normalized EBITDA reported by other REITs.
Funds from Operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“Nareit”), and Funds Available for Distribution (“FAD”) are important non-GAAP supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation except on land, such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for REITs that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP.
FFO is defined by Nareit as net income computed in accordance with GAAP, excluding gains or losses from dispositions of real estate investments, real estate related depreciation and amortization and real estate impairment charges, adjustments for the share of consolidated joint ventures, and adjustments for unconsolidated partnerships and joint ventures. Noncontrolling interests' pro rata share information is prepared by applying noncontrolling interests' actual ownership percentage for the period and is intended to reflect noncontrolling interests' proportionate economic interest in the financial position and operating results of properties in our portfolio. The Company computes FFO attributable to CareTrust REIT, Inc. in accordance with Nareit’s definition.
FAD attributable to CareTrust REIT, Inc. is defined as FFO attributable to CareTrust REIT, Inc. excluding noncash income and expenses, such as amortization of stock-based compensation, amortization of deferred financing fees, amortization of above and below market intangibles, amortization of lease incentives, the effects of straight-line rent and adjustments for the share of consolidated joint ventures. The Company considers FAD attributable to CareTrust REIT, Inc. to be a useful supplemental measure to evaluate the Company’s operating results excluding these income and expense items to help investors, analysts and other interested parties compare the operating performance of the Company between periods or as compared to other companies on a more consistent basis.
In addition, the Company reports Normalized FFO attributable to CareTrust REIT, Inc. and Normalized FAD attributable to CareTrust REIT, Inc., which adjust FFO and FAD for certain revenue and expense items that the Company does not believe are indicative of its ongoing operating results, such as write-off of deferred financing costs, provision for loan losses, non-routine transaction costs, provision for doubtful accounts and lease restructuring, loss on extinguishment of debt, extraordinary incentive plan payment, unrealized loss on other real estate related investments, recovery of previously reversed rent, lease termination revenue and property operating expenses. By excluding these items, investors, analysts and our management can compare Normalized FFO and Normalized FAD between periods more consistently.
While FFO, Normalized FFO, FAD and Normalized FAD are relevant and widely-used measures of operating performance among REITs, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO, Normalized FFO, FAD and Normalized FAD do not purport to be indicative of cash available to fund future cash requirements.
Further, the Company’s computation of FFO, Normalized FFO, FAD and Normalized FAD may not be comparable to FFO, Normalized FFO, FAD and Normalized FAD reported by other REITs that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FAD differently than the Company does.
The Company also discloses Net Debt to Annualized Normalized Run Rate EBITDA, which compares the Company’s Net Debt as of the last day of the quarter to the Annualized Run Rate EBITDA attributable to CareTrust REIT, Inc. for the quarter. Net Debt is defined as the Company’s Total Debt as of the last day of the specified quarter adjusted to exclude the Company’s cash, cash equivalents, restricted cash and escrow deposits on acquisition of real estate as of such date as well as the net proceeds from the expected settlement of shares sold under equity forward contracts through the Company’s ATM Program that are outstanding as of such date. Normalized Run Rate EBITDA represents Normalized EBITDA, adjusted to give effect to the investments completed during the three months ended for the respective period as though such investments were completed as of the beginning of the period. Annualized Normalized Run Rate EBITDA is calculated as Normalized Run Rate EBITDA attributable to CareTrust REIT, Inc. for the specified quarter multiplied by four.

The Company believes that net income attributable to CareTrust REIT, Inc., as defined by GAAP, is the most appropriate earnings measure. The Company also believes that the use of EBITDA, Normalized EBITDA, FFO, Normalized FFO, FAD and Normalized FAD, combined with the required GAAP presentations, improves the understanding of operating results of REITs among investors and makes comparisons of operating results among such companies more meaningful. The Company considers EBITDA and Normalized EBITDA, in each case attributable to CareTrust REIT, Inc., useful in understanding the Company’s operating results independent of its capital structure, indebtedness and other charges that are not indicative of its ongoing results, thereby allowing for a more meaningful comparison of operating performance between periods and against other REITs. The Company considers FFO, Normalized FFO, FAD and Normalized FAD, in each case attributable to CareTrust REIT, Inc., to be useful measures for reviewing comparative operating and financial performance because, by excluding gains or losses from real estate dispositions, impairment charges and real estate related depreciation and amortization, and, for FAD and Normalized FAD, by excluding noncash income and expenses such as amortization of stock-based compensation, amortization of deferred financing fees, and the effects of straight-line rent, FFO, Normalized FFO, FAD and Normalized FAD can help investors compare the Company’s operating performance between periods and to other REITs. The Company believes that the disclosure of Net Debt to Annualized Normalized Run Rate EBITDA provides a useful measure to investors to evaluate the credit strength of the Company and its ability to service its debt obligations and to compare the Company’s credit strength to prior reporting periods and to other companies without the effect of charges that are not indicative of the Company’s ongoing performance or that could obscure the Company’s actual credit quality and after considering the effect of investments occurring during the period.